Exhibit 10.4

Execution Version
ACV Capital LLC,
as Seller
and
ACV Capital Funding II LLC,
as Purchaser
Purchase and Sale Agreement
Dated June 20, 2024

ACV Capital - Purchase and Sale Agreement 4872-7319-6203 v8.docx
5510789

This Purchase and Sale Agreement, dated as of June 20, 2024, by and between ACV Capital LLC, a Delaware limited liability company (the “Seller”), and ACV Capital Funding II LLC, a Delaware limited liability company (the “Purchaser”).
Recitals:
Whereas, the Purchaser desires to purchase from the Seller from time to time certain Receivables and the related rights and assets owned by the Seller; and
Whereas, the Seller desires to sell to the Purchaser from time to time certain Receivables and the related rights and assets owned by the Seller.
Now, therefore, it is hereby agreed as follows:
Article I
Definitions
    Section 1.1.    Definitions. The following words and phrases shall have the following meanings:
“Addition Date” shall have the meaning specified in Section 2.1(b).
“Additional Receivable” shall have the meaning specified in Section 2.1(b).
“Administrative Agent” shall mean Citibank, N.A., in its capacity as administrative agent pursuant to the Credit Agreement.
“Advance” shall have the meaning specified in the Credit Agreement.
“Adverse Claim” shall mean any valid claim of ownership or any lien, other than any lien created pursuant to or permitted by the Transaction Documents.
“Affiliate” shall have the meaning specified in the Credit Agreement.
“Agreement” shall mean this Purchase and Sale Agreement and all amendments hereof and supplements hereto.
“Asset List” shall mean, with respect to any Addition Date, the list of any Additional Receivables transferred from the Seller to the Purchaser, which shall identify (i) each related Receivable, (ii) the related Purchase Price, (iii) the origination date of such Receivable, and (iv) the related Addition Date.
“Assigned Agreements” shall mean all Portfolio Documents relating to the Purchased Assets, and all other instruments, certificates, documents and agreements executed and/or delivered in connection therewith, relating to any Purchased Asset, including, without limitation, all data necessary or reasonably useful in the servicing of Receivables purchased by Purchaser.
“Business Day” shall have the meaning specified in the Credit Agreement.
“Closing Date” shall mean June 20, 2024.
“Code” shall have the meaning specified in the Credit Agreement.
“Collections” shall mean, with respect to any Receivable, all Scheduled Payments, prepayments (both voluntary and mandatory) and other amounts received of any and every description payable to the holder of such Receivable by or on behalf of the related Obligor pursuant thereto or the related Portfolio Documents.
“Conveyance” shall mean any sale, transfer, assignment or conveyance to the Purchaser of Purchased Assets pursuant to this Agreement.
“Conveyance Documents” shall mean this Agreement, each Asset List and any other document or instrument delivered pursuant hereto and thereto.
“Credit Agreement” shall mean the Revolving Credit and Security Agreement, dated as of June 20, 2024, by and among the Purchaser, as borrower, the funding agents from time to time parties thereto, the committed lenders from time to time parties thereto, the conduit lenders from time to time parties thereto, and the Administrative Agent.
“Eligible Receivable” shall have the meaning specified in the Credit Agreement.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) under common control with the Seller within the meaning of Section 414(b) or (c) of the Code (and Section 414(m) or (o) of the Code for purposes of provisions relating to Section 412, 430 or 431 of the Code).
“GAAP” shall have the meaning specified in the Credit Agreement.
“Governmental Authority” shall have the meaning specified in the Credit Agreement.
“Indemnified Person” shall have the meaning specified in Section 7.1.
“Initial Purchased Assets” shall have the meaning set forth in Section 2.1(a).
“Initial Receivables” shall mean the Receivables set forth in Schedule I attached hereto.
“Material Adverse Effect” means any development, event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s) which (i) has been or reasonably could be expected to be material and adverse to the value of any of the Purchased Assets or to the business, operations, properties, assets, liabilities or condition (financial or otherwise) of Seller; or (ii) has materially impaired or reasonably could be expected to materially impair the ability of Seller to perform any of its obligations, or to consummate the transactions, under this Agreement.
“Person” shall have the meaning specified in the Credit Agreement.
“Portfolio Documents” shall have the meaning specified in the Credit Agreement.
“Purchase Price” shall mean, with respect to any Purchased Assets conveyed by the Seller to the Purchaser hereunder on any Transfer Date, an amount equal to the aggregate sum of the outstanding principal balance of all Receivables being conveyed on such Transfer Date.
“Purchased Assets” shall mean all Initial Purchased Assets and Subsequent Purchased Assets.
“Purchaser” shall have the meaning specified in the preamble.
“Obligor” shall have the meaning specified in the Credit Agreement.
“Receivable” shall have the meaning specified in the Credit Agreement.
“Release” shall have the meaning specified in the Credit Agreement.
“Request for Advance” shall have the meaning specified in the Credit Agreement.
“Scheduled Payments” shall mean the scheduled payments as set forth in the applicable Portfolio Documents (whether of principal, interest, fees, or otherwise) by or on behalf of an Obligor on a Receivable.
“Seller” shall have the meaning specified in the preamble.
“Solvent” shall mean, with respect to any Person, at any date, that, on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Subsequent Purchased Assets” shall have the meaning specified in Section 2.1(b).

“Transaction Documents” shall mean this Agreement, the Credit Agreement, the Facility Documents, and all other documents executed or delivered by the parties hereto or Administrative Agent pursuant to this Agreement or in connection herewith, as each such document may be amended, restated, supplemented, or otherwise modified from time to time.
“Transfer Date” shall mean the Closing Date and each Addition Date, as applicable.
    Section 1.2.    Other Definitional Provisions. All terms defined in this Agreement, when used in any other document made or delivered pursuant hereto, including any certificate or Conveyance Document, shall have the meanings defined herein, unless otherwise defined therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
Article II
Purchase and Sale of Receivables
    Section 2.1.    Purchases. (a) The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, except as otherwise set forth herein, on the Closing Date, all of its right, title and interest in, to and under (i) each Initial Receivable, (ii) all Collections and other proceeds of the Initial Receivables received, collected or otherwise recovered on or after the Closing Date, (iii) all Portfolio Documents relating to the Initial Receivables, (iv) all property that is related to any Initial Receivable, (v) all guaranties, letters of credit, letter-of-credit rights, supporting obligations and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Initial Receivable whether pursuant to the Portfolio Documents related to such Initial Receivable or otherwise, (vi) all insurance policies that relate to any Initial Receivable or any property securing an Initial Receivable, (vii) all of the Seller’s rights (but none of its obligations) under the Assigned Agreements, in each case to the extent relating to the Initial Receivables, including, without limitation, (A) all monies due and to become due to the Seller under the Assigned Agreements, whether in respect of repurchase prices, Scheduled Payments, fees, expenses, costs, indemnities, damages for the breach thereof or otherwise, (B) all property otherwise related to the Assigned Agreements, (C) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements and (D) all rights, remedies, powers, privileges and claims of Seller in relation to the Purchased Assets, in each case, whether arising pursuant to the terms of Assigned Agreements or as otherwise available at law or in equity, and (viii) all proceeds (including, without limitation, “proceeds” as defined in Article 9 of the UCC as in effect in the State of New York), profits, rents and products of any of the foregoing (collectively, the “Initial Purchased Assets”). The Purchase Price for the Initial Purchased Assets shall be as set forth on Schedule I attached hereto, and shall be due and payable in cash on the date of this Agreement.
    (b)    From time to time during the term of this Agreement, upon approval by Administrative Agent of a Request for Advance in accordance with the terms of the Credit Agreement or in accordance with a Release in accordance with the terms of the Credit

Agreement, the Seller shall sell, transfer, assign, set over and otherwise convey to the Purchaser, and the Purchaser shall purchase and accept from the Seller, such additional Receivables presented in such Request for Advance or Release (any Receivable that the Purchaser so agrees to purchase being an “Additional Receivable”) on the terms and conditions set forth in this Section 2.1 and Article VII. In the event the Purchaser acquires an Additional Receivable from the Seller, the Purchaser and the Seller shall execute and deliver to the Administrative Agent an Asset List using such methods as the Seller and the Purchaser may mutually agree (which may include an email or other agreed upon electronic method). The Asset List shall specify the Additional Receivables which are the subject of such Conveyance and the effective date of such Conveyance (such date, the “Addition Date”). Effective as of the Addition Date for each Additional Receivable, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, except as otherwise set forth herein, all of its right, title and interest in, to and under (i) such Additional Receivable, (ii) all Collections and other proceeds of such Additional Receivable received, collected or otherwise recovered on or after such Addition Date (or such earlier date, if any, as may be specified in the related Asset List), (iii) all Portfolio Documents relating to such Additional Receivable, (iv) all property that is related to such Additional Receivable, (v) all guaranties, letters of credit, letter-of-credit rights, supporting obligations and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Additional Receivable whether pursuant to the Portfolio Documents related to such Additional Receivable or otherwise, (vi) all insurance policies that relate to such Additional Receivable or any property securing such Additional Receivable, (vii) all of the Seller’s rights (but none of its obligations) under the Assigned Agreements, in each case to the extent relating to such Additional Receivable, including, without limitation, (A) all monies due and to become due to the Seller under the Assigned Agreements, whether in respect of repurchase prices, Scheduled Payments, fees, expenses, costs, indemnities, damages for the breach thereof or otherwise, (B) all property otherwise related to the Assigned Agreements, (C) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements and (D) all rights, remedies, powers, privileges and claims of Seller in relation to the Purchased Assets, in each case, whether arising pursuant to the terms of Assigned Agreements or as otherwise available at law or in equity, and (viii) all proceeds (including, without limitation, “proceeds” as defined in Article 9 of the UCC as in effect in the State of New York), profits, rents and products of any of the foregoing (collectively, the “Subsequent Purchased Assets”). The Purchase Price for each Subsequent Purchased Asset shall be as set forth on the Asset List related to it, and shall be due and payable in cash immediately upon the transfer of title to such Subsequent Purchased Asset from the Seller to the Purchaser.
    (c)    It is the intention of the parties hereto that each Conveyance of a Receivable to be made hereunder shall constitute a true sale and absolute conveyance, and not a loan secured by such Receivable and that each Conveyance to the Purchaser hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Seller. Except as otherwise provided in this Agreement, each Conveyance is made without recourse to the Seller; provided, however, that (i) the Seller shall be liable to the Purchaser for all representations, warranties, covenants and other agreements made by the Seller pursuant to the terms of this Agreement, and (ii) such Conveyance does not constitute and is not intended to result in an assumption by the Purchaser or any assignee thereof of any obligation of the Seller or any other

Person, whether arising under the Assigned Agreements or otherwise existing. The Seller agrees to note in its books and records that the Purchased Assets have been conveyed to the Purchaser, and the Purchaser agrees to note in its books and records that it has purchased such Purchased Assets and has not loaned the Seller funds secured by such Receivables. If, notwithstanding the intention of the parties, the Seller shall be deemed for any reason to have retained any right, title or interest in or to any Purchased Asset that is or was purported to be the subject of any Conveyance hereunder, then the Seller shall be deemed to have granted, and the Seller hereby does grant, to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under all Purchased Assets now existing or hereafter arising, which security interest shall secure all present and future obligations of the Seller hereunder and all amounts paid by the Purchaser to the Seller hereunder plus interest and other charges that accrue on all Purchased Assets and which security interest shall be expressly subordinate, junior and inferior in all respects to the security interest of Administrative Agent in such Purchased Assets pursuant to the Credit Agreement. It is the intention of the Seller and the Purchaser that the Purchased Assets transferred by the Seller to the Purchaser pursuant to this Agreement shall not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.
    Section 2.2.    Documentation. (a) Each Conveyance of a Receivable hereunder shall include the collateral assignment to the Purchaser of all of the Seller’s right and title to and interest in, to and under the Assigned Agreements and the Seller hereby agrees that such collateral assignment shall be effected automatically with each such Conveyance, without any further documentation.
    (b)    The Seller shall take all action necessary or appropriate, or that the Purchaser may reasonably request, to cause the Purchaser to become the owner of record of each Purchased Asset. The Purchaser is hereby appointed as the attorney-in-fact of the Seller with the power to prepare, execute and record assignments, endorsements to instruments and other instruments, documents and agreements necessary or appropriate to evidence or further effectuate the Conveyances made hereunder. Such power, coupled with an interest, is irrevocable.
    (c)         The Seller, in consultation with the Purchaser, shall ensure that all financing statements or similar instruments or documents necessary under the UCC (or comparable law) of all appropriate jurisdictions to perfect the Purchaser’s ownership interest in the Purchased Assets (to the extent that an ownership interest therein can be perfected by the filing of a financing statement and other than the ownership interest in any such Purchased Assets which has been released in accordance with the terms of the Credit Agreement) have been duly filed.
    (d)    The Seller shall provide any other data requested by Purchaser and in the Seller’s possession or control with respect to the Receivables purchased by the Purchaser.
    (e)    On and after each Transfer Date hereunder, the Purchaser shall own the Purchased Assets conveyed by the Seller to the Purchaser on such Transfer Date and the Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Purchased Assets, provided, that the parties hereto agree that the Assigned Agreements have only been collaterally assigned to Purchaser hereunder and such assignment shall not be absolute in nature or cause the Purchaser to become the party-in-interest under any of the Assigned Agreements.
Article III
Consideration and Payment
    Section 3.1.    Purchase Price. The Purchase Price for the Purchased Assets to be conveyed hereunder on any Transfer Date shall be payable by the Purchaser on such Transfer Date. Such Purchase Price shall be paid in cash by wire transfer of funds to the account of the Seller specified for such purpose. To the extent that the cash amount received for any Purchased Assets conveyed by the Seller to the Purchaser hereunder is less than the Purchase Price of such Purchased Assets at the time of the applicable sale, the shortfall shall be deemed to have been contributed by the Seller to the capital of the Purchaser on the applicable Transfer Date. The Seller and the Purchaser intend that the Purchase Price for any Conveyed Assets conveyed by the Seller to the Purchaser hereunder reflect the fair market value which would be obtained in an arm’s-length transaction with an unaffiliated party of such Purchased Assets, at the time of the applicable sale.
Article IV
Representations and Warranties
    Section 4.1.    Seller Representations and Warranties. The Seller hereby represents and warrants to, and agrees with, the Purchaser as of the Closing Date and as of each Addition Date, that:
    (a)    Existence; Compliance with Law. The Seller (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the absence of such qualification, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; (iii) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the absence of such licenses, permits, consents or approvals, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect; (v) is in compliance with its organizational documents in all material respects; and (vi) is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    (b)    Executive Offices; Purchased Assets Locations; Corporate or Other Names; FEIN. The Seller’s chief executive office, principal place of business, other offices, the warehouses and premises within which any documentation pertaining to the Purchased Assets is stored or located, and the locations of its records concerning the Purchased Assets are located at the addresses set forth in Schedule II hereto (or at such other locations as to which the notice and other requirements set forth in Section 5.1(i) shall have been satisfied). Except as set forth in Schedule II hereto, during the prior five years, the Seller has not been known as or used any company, fictitious or trade name other than the name of the Seller appearing on the signature page hereto. In addition, Schedule II hereto lists the federal employer identification number of the Seller.
    (c)    Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Transaction Documents to which it is a party, the creation and perfection of the ownership interests provided for herein: (i) are within the Seller’s corporate powers; (ii) have been duly authorized by all necessary or proper limited liability company action; (iii) do not contravene any provision of the Seller’s certificate of formation, limited liability company agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any court or governmental authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any Receivable or any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller is a party or by which the Seller or any of the property of the Seller is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Seller (other than any right of the Seller hereunder); and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except consents to the sale of Receivables, to the extent required by the Portfolio Documents applicable thereto (all of which have been or will be obtained prior to the applicable Transfer Date). On or prior to the Closing Date, each of the Transaction Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Transaction Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
    (d)    No Litigation. No litigation is now pending or, to the knowledge of the Seller, threatened against the Seller that (i) challenges the Seller’s right or power to enter into or perform any of its obligations under the Transaction Documents to which it is a party, or the validity or enforceability of any Transaction Document or any action taken thereunder, (ii) seeks to prevent any sale contemplated by this Agreement or the consummation of any of the other transactions contemplated under this Agreement or the other Transaction Documents, or (iii) could reasonably be expected have a Material Adverse Effect.

    (e)    Solvency; Value Given. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Transaction Documents and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent. The Seller has received reasonably equivalent value in consideration for the transfer of the Transferred Receivables and no such transfer was made for or on account of an antecedent debt owed by the Seller to the Purchaser.
    (f)    Good Title; Perfection. Immediately prior to each Conveyance hereunder, the Seller was the legal and beneficial owner of each Receivable and all related security interests and other property rights, that is the subject of such Conveyance, free and clear of any Adverse Claim. After giving effect to each Conveyance hereunder, the Purchaser shall have good and marketable title to each Purchased Asset purported to be conveyed to the Purchaser, free and clear of any Adverse Claim. As of the Transfer Date pertaining thereto, the Purchaser shall have good and marketable title to all security interests and other property rights relating to such Receivable.
    (g)    Taxes. The Seller has filed all material tax returns (federal, state and local) which it reasonably believes are required to be filed by it and has paid or made adequate provision for the payment of all material taxes, assessments and other governmental charges due from the Seller except to the extent that the Seller is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings and has adequately reserved against the obligation to pay such amount in accordance and to the extent required by GAAP.
    (h)    Full Disclosure. No report or other written statement furnished by or on behalf of the Seller to the Purchaser pursuant to the terms of this Agreement or any of the other Transaction Document (other than any information provided to the Seller by an Obligor on or prior to the Transfer Date of the Receivable) contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which and at the time they were made.
    (i)    ERISA. The Seller and any ERISA Affiliate has not adopted, maintained, contributed to or incurred by any of its own actions or assumed and will not adopt, maintain, contribute to or incur by any of its own actions or assume any legal obligation with respect to any “employee benefit plan” as defined in Section 3(3) of ERISA or any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.
    (j)    Investment Company Act. The Seller is not, and is not required to be, registered as an “investment company” under the Investment Company Act of 1940, as amended.
    (k)    Eligible Assets. As of the Addition Date with respect to each Receivable, each Receivable sold to the Purchaser pursuant to this Agreement is an Eligible Receivable, validly executed and enforceable by its terms against each respective Obligor, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
    (l)    Conveyances from Others. All actions (including, without limitation, the filing of all financing statements or other similar instruments or documents under the UCC of all applicable jurisdictions and the giving of all notices that may be required under the laws of any applicable jurisdiction) required in order to perfect and protect the Purchaser’s interest in the Purchased Assets as against any purchasers from, or creditors of, the Seller or any Person from whom the Seller acquired such Purchased Asset have been duly taken.
    (m)    No Adverse Selection. No procedures believed by the Seller to be adverse to the interests of the Purchaser were utilized in identifying and/or selecting the Receivables to be sold to the Purchaser.
    (o)    No Material Adverse Effect. To the Seller’s knowledge, there is no event, fact, condition or circumstance which has resulted in a Material Adverse Effect.
    (p)    Investment Company Act. The Seller is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
    (q)    Ownership Interest. This Agreement creates a valid and continuing perfected security interest (within the meaning of the applicable UCC) in the Purchased Assets in favor of the Purchaser, which interest is prior to all Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Seller.
    (r)    Separate Entity. The Seller is operated as an entity with assets and liabilities distinct from those of the Purchaser, and the Seller hereby acknowledges that the Administrative Agent and the Secured Parties under the Credit Agreement are entering into the transactions contemplated by the Credit Agreement in reliance upon the Seller’s identity as a separate legal entity from the Purchaser and the Purchaser’s undertakings (in its capacity as the borrower under the Credit Agreement) in Section 5.03(vii) of the Credit Agreement.
    (s)    Taxes.    The Seller has filed all federal income tax returns and all other material tax returns which are required to be filed by it, if any, and has paid all taxes shown to be due and payable (taking into account extensions) on such returns, if any, or pursuant to any assessment by a valid taxing authority received by any such Person, except for any taxes or assessments (i) which are being contested in good faith by appropriate proceedings and with respect thereto adequate reserves have been established in accordance with GAAP and (ii) the failure to file or the non-payment of which would not reasonably be expected to give rise to a Material Adverse Effect.
    (t)    Bulk Sales. No transaction contemplated in this Agreement or the other Facility Documents requires compliance with any bulk sales act or similar law.

    (u)    Accuracy of Information. All written information which was furnished by or on behalf of the Seller in writing to the Purchaser or its assignees for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects on and as of the date such information was furnished (except to the extent that such furnished information relates solely to an earlier date, in which case such information was true and accurate in all material respects on and as of such earlier date).
    (v)    All Payments Made in Ordinary Course of Business. In the event the sale of the Purchased Assets from the Seller to the Purchaser is recharacterized by any court as a secured lending rather than a sale, each remittance of Collections of Purchased Assets to the Purchaser in accordance with this Agreement and the Servicing Agreement will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser, and (ii) made in the ordinary course of business or financial affairs of the Seller and the Purchaser.
    (w)    Anti-Corruption Laws; Sanctions. The Seller and its subsidiaries are conducting and will continue to conduct their business in compliance with Anti-Corruption Laws. The Seller and its subsidiaries have implemented, maintain, and will continue to maintain in effect policies and procedures to ensure compliance by the Seller and its subsidiaries and its directors, officers, employees, and agents, with Anti-Corruption Laws. Neither the Seller nor any of its parents or subsidiaries, or any of their directors, officers, or employees, or to the knowledge of the Seller, the affiliates or agents of the Seller or any of its subsidiaries, is a Sanctioned Person, or located, organized, or resident in a Sanctioned Jurisdiction.
    (x)    Anti-Money Laundering. The operations of the Seller and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, as amended, the applicable money laundering statutes of all jurisdictions where the Seller or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Seller or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of any Seller, threatened.
    Section 4.2.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to, and agrees with the Seller as of the Closing Date and as of each Addition Date, that:
    (a)    Existence. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.
    (b)    Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction

Documents to which it is a party: (i) are within the Purchaser’s limited liability company powers; (ii) have been duly authorized by all necessary or proper limited liability company action; and (iii) do not contravene any provision of the Purchaser’s certificate of formation, limited liability company agreement or other organizational documents. On or prior to the Closing Date, each of the Transaction Documents to which the Purchaser is a party shall have been duly executed and delivered by the Purchaser and each such Transaction Document shall then constitute a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
The representations and warranties set forth in this Article IV shall survive the Conveyance of the Purchased Assets to the Purchaser and termination of the rights and obligations of the Purchaser and the Seller under this Agreement.
Article V
Covenants of the Seller
    Section 5.1.    Seller Covenants. The Seller hereby covenants and agrees with the Purchaser as follows:
    (a)    Compliance with Agreements and Applicable Laws. The Seller shall perform each of its obligations under this Agreement and the other Transaction Documents and comply in all material respects with all federal, state and local laws and regulations applicable to it and the Purchased Assets, including those relating to truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and all applicable federal, state and local environmental statutory and regulatory requirements, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
    (b)    Maintenance of Existence and Conduct of Business. The Seller shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with the terms of its certificate of incorporation and bylaws; and (iii) transact business only in such names as set forth on Schedule III attached hereto.
    (c)    ERISA; Plan Assets. The Seller shall give the Purchaser prompt written notice of any event that could result in the imposition of a lien under Section 412 of the Code or Section 302 or 4068 of ERISA. The Seller shall not, directly or indirectly, engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code), and the Seller and its ERISA Affiliates shall not, directly or indirectly, (a) incur any “accumulated funding deficiency” as such term is defined in Section 302 of ERISA with respect to any Employee Plan, (b) permit any “employee benefit plan” as defined in Section 3(3) of ERISA to be subject to involuntary termination proceedings pursuant to Title IV of ERISA, or (c) fully or partially withdraw from any “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.
    (d)    Modifications of Purchased Assets. Consistent with the Purchaser’s ownership of the Purchased Assets, except as permitted under the Credit Agreement, the Seller shall not extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Purchased Asset.
    (e)    Amendments to Receivables or Assigned Agreements. The Seller shall not, without the prior written consent of the Purchaser and Administrative Agent, (i) cancel or terminate any Receivable or Assigned Agreement, (ii) give any consent, waiver, directive or approval under any Receivable or Assigned Agreement, (iii) waive any default, action, omission or breach under any Receivable or Assigned Agreement, or otherwise grant any indulgence or forbearance thereunder, or (iv) amend, supplement or otherwise modify any of the terms of any Receivable or Assigned Agreement.
    (f)    ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA.
    (g)    Adverse Claims. The Seller shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Purchased Asset or assign any right to receive income in respect thereof except to the Purchaser pursuant to this Agreement, and the Seller shall defend the right, title and interest of the Purchaser in, to and under any of the foregoing property, against all claims of third parties claiming through or under the Seller.
    (h)    Sale Treatment. The Seller will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by this Agreement in any manner other than a sale and absolute assignment of the applicable Receivables to the Purchaser constituting a “true sale” for bankruptcy purposes. If a third party, including a potential purchaser of the Purchased Assets, should inquire, the Seller shall promptly indicate that the Purchased Assets have been sold or contributed to the Purchaser and will claim no ownership interest in such assets.
    (i)    Name Changes; Organizational Changes; Offices and Records. The Seller shall not change its legal name, identity, company structure or jurisdiction of organization in any manner, unless it shall have given the Purchaser at least 30 days’ prior written notice thereof. The Seller shall maintain its principal place of business and chief executive office at the location specified herein or, upon thirty (30) days’ prior written notice to the Purchaser, at such other location in a jurisdiction where all action reasonably requested by the Purchaser pursuant to Section 10.13 shall have been taken.
    (j)    Capital Structure and Business. The Seller shall not (i) make any changes in any of its business objectives, purposes or operations that result, or that will result, in a Material Adverse Effect or (ii) amend its organizational documents in a manner that results, or that will result, in a Material Adverse Effect.
    (k)    Information. The Seller shall deliver or cause to be delivered to the Purchaser information and documents related to the Purchased Assets as the Purchaser may reasonably request, promptly upon the Purchaser’s request therefor.
    (l)    The Seller shall maintain its computer systems so that, from and after the time of Conveyance under this Agreement of Purchased Assets to the Purchaser and the grant of a security interest in such Purchased Assets by the Purchaser to the Administrative Agent, the Seller’s master computer records (including archives) that shall refer to such a Purchased Asset indicate clearly that such Purchased Asset has been Conveyed to the Purchaser hereunder and pledged by the Purchaser to the Administrative Agent. Indication of the security interest of the Administrative Agent in a Purchased Asset transferred hereunder shall be deleted from or modified on the Seller’s computer systems when, and only when, such Purchased Asset shall be (i) subject to payoff with respect to the underlying Receivable by the related Obligor or (ii) released by the Administrative Agent pursuant to the Credit Agreement.
    (m)    Delivery of Collections. Consistent with the Purchaser’s ownership of the Purchased Assets, in the event the Seller shall receive any Collections in respect of any Purchased Assets on or after the Transfer Date therefor, the Seller agrees to promptly remit such Collections to the Collection Account (but in no event later than two (2) Business Days after receipt thereof).
    (n)    Nonconsolidation. The Seller shall take all actions required to maintain the Purchaser’s status as a separate legal entity, including, without limitation, (i) not holding the Purchaser out to third parties as an entity other than an entity with assets and liabilities distinct from the Seller and the Seller’s other subsidiaries; provided that the assets of the Purchaser may be consolidated into the assets of the Seller for tax and accounting purposes and may be included in the financial statements of the Seller; (ii) not holding itself out to be responsible for any indebtedness or other liability of the Purchaser or, other than by reason of owning equity interests of the Purchaser, for any decisions or actions relating to the Purchaser; (iii) taking such other actions as are necessary on its part to ensure that all corporate procedures required by its and the Purchaser’s respective Constituent Documents are duly and validly taken; (iv) not acting in any manner that would foreseeably mislead others with respect to the Purchaser’s separate identity and (v) observing and complying with each assumption supporting the nonconsolidation opinion issued by counsel to the Seller and the Purchaser on the date hereof, except where the failure to do so would not prevent counsel to the Seller and the Purchaser, when considering such failure, from reaching the same conclusions in its nonconsolidation opinion as when such failure is not considered.
    (o)    Further Assurances. It will promptly, and promptly upon the reasonable request of the Purchaser or the Administrative Agent shall, at the Seller’s expense, execute and deliver such further instruments and take such further action in order to maintain and protect the Purchaser’s ownership interest (or if the transactions contemplated hereby are deemed not to be a sale, the Purchaser’s perfected security interest) in the Purchased Assets pledged by the Seller hereunder free and clear of any Liens (other than Permitted Liens), including all further actions which are necessary to (x) enable the Purchaser to enforce its rights and remedies under this Agreement and the other Facility Documents, and (y) effectuate the intent and purpose of, and to carry out the terms of, the Facility Documents. Without limiting its obligation to maintain and protect the Purchaser’s ownership interest in the Purchased Assets, the Seller authorizes the Purchaser or the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Purchased Assets in such form and in such offices as are necessary to perfect the ownership interests of the Purchaser under this Agreement under each method of perfection required herein with respect to the Purchased Assets. The Seller will, in connection therewith, deliver such proof of corporate action, incumbency of officers or other documents as are reasonably requested by the Purchaser or the Administrative Agent to evidence appropriate authority of the officers signing or authorizing any such documents, instruments or filings.
    (p)    Costs and Expenses. The Seller shall pay all reasonable, documented costs and disbursements incurred by it in connection with this Agreement and the performance of its obligations hereunder.
    (q)    Access to Records and Documents; Audit Rights. The Seller shall, subject to Section 5.01(d) of the Credit Agreement, permit the Administrative Agent or any of its agents, officers or representatives to enter and attend at its offices during normal office hours for the purposes of monitoring its compliance with this Agreement and the other Facility Documents, including (A) to the maximum extent permitted by law, to examine, make and take with them copies of all books of account, records and documents (including computerized information) relating to the Purchased Assets and computer printouts of Purchased Assets, records or other information as the Administrative Agent may reasonably require from time to time and (B) to visit the offices and properties of Seller for the purpose of examining such records, and to discuss matters relating to the Receivables or the Seller’s performance under the Facility Documents with any of the officers or employees of the Seller having knowledge of such matters. Such access and materials shall be provided not more than once in any calendar year unless (i) an Early Amortization Event or Event of Default has occurred but is no longer continuing, in which case such access and materials shall be provided one additional time with respect to each such Early Amortization Event or Event of Default in any such calendar year or (ii) an Event of Default or an Early Amortization Event has occurred and is continuing, in which case such access and materials shall be provided at any time upon request. If no Event of Default or Early Amortization Event has occurred, such access and materials shall be provided immediately upon request by the Administrative Agent upon ten (10) Business Days’ prior notice to the Seller if the Administrative Agent or a Lender has formed the opinion that such access and materials are required for the purposes of monitoring compliance with the Facility Documents. Such access and materials shall be provided immediately upon request by the Administrative Agent at any time following an Event of Default or Early Amortization Event, whether or not any such Early Amortization Event has been cured. Notwithstanding anything to the contrary, any audit or inspection rights under this Agreement or any other Facility Document that are at the expense of the Seller shall be capped at $75,000 per annum; provided that such cap shall not apply following the occurrence of an Event of Default or an Early Amortization Event.
Article VI
Repurchase Obligations
    Section 6.1.    Repurchase Obligation. Upon discovery by the Seller or receipt of notice by the Seller from the Purchaser or the Administrative Agent of a breach of any representation or warranty set forth in Section 4.1(k), the Seller shall promptly notify the Purchaser and the Administrative Agent. The Seller shall, on the Payment Date immediately following the Seller’s discovery or receipt of notice of such breach, either cure such breach or purchase the affected Receivable from the Purchaser at an amount equal to the outstanding principal balance of such Receivable plus accrued and unpaid interest thereon as of the date of such repurchase. The Purchaser shall execute and deliver such instruments of transfer or assignment as reasonably determined by the Seller to give effect to such repurchase, in each case without representation, warranty, or recourse. Each of the parties hereto agrees that this Section 6.1 shall constitute the sole remedy of the Purchaser with respect to any breach of the representations and warranties set forth in Section 4.1(k) with respect to any Receivable included in the Purchased Assets hereunder.
Article VII
Indemnities
    Section 7.1.    Indemnities. The Seller hereby agrees to indemnify the Purchaser, the Servicer, the Backup Servicer, each Secured Party, each Funding Agent and each of their Affiliates and their respective officers, directors, employees, agents, and representatives (each an “Indemnified Person”) for any and all claims, damages, losses, liabilities, obligations, expenses, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever, (including the reasonable and documented fees and disbursements of outside counsel) that may be incurred by or asserted or awarded against any Indemnified Person, in each case arising out of or in connection with or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with this Agreement, any other Facility Document, any Related Document or any transaction contemplated hereby or thereby (collectively, the “Liabilities”), including, without limitation, any such Liability that is incurred or arises out of or in connection with, or by reason of any one or more of the following:
    (i)    preparation for a defense of any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement or any other Facility Document or any of the transactions contemplated hereby or thereby;
    (ii)    any representation or warranty (other than the representations and warranties contained in Section 4.1(k)) made or deemed made by the Seller under or in connection with this Agreement or the other Facility Documents to which it is a party, which shall have been false when made or deemed made or delivered;
    (iii)    the failure by the Seller to comply with any term, provision or covenant contained in this Agreement or the other Facility Documents to which it is a party, or with any Applicable Law, with respect to any Purchased Assets or the nonconformity of any Purchased Assets with any such Applicable Law;
    (iv)    the failure to vest and maintain vested in the Purchaser a perfected security interest in the Purchased Assets free and clear of any Lien (other than Permitted Liens) whether existing at the time of sale hereunder or at any time thereafter;
    (v)    any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Asset (including, without limitation, a defense based on such Purchased Asset Receivable or the related contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);
    (vi)    any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Purchased Asset or any other suit, claim or action of whatever sort relating to any of the Facility Documents;
    (vii)    the commingling of any Collections of Purchased Assets with any other funds except to the extent expressly permitted under the Facility Documents;
    (viii)    the failure by the Seller to pay when due any taxes for which the Seller is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Purchased Assets; and
    (ix)    the Seller’s fraud, gross negligence or willful misconduct in the performance of its duties under this Agreement;
provided, that the Seller shall not be liable pursuant to this indemnity for any Liabilities suffered by any Indemnified Person (A) arising due to the deterioration in the credit quality or market value of the Purchased Assets to the extent that such credit quality or market value was not misrepresented in any material respect by the Seller or any of its

Affiliates and such deterioration was not caused by any action of the Seller, (B) arising from the failure of any Obligor to pay amounts due and owing under any Purchased Asset, or (C) to the extent that a court having competent jurisdiction shall have determined by a final judgment (not subject to further appeal) that such Liability resulted from (i) the fraud, gross negligence or willful misconduct of such Indemnified Person or (ii) a material breach of any Facility Document by such Indemnified Person.
Article VIII
Conditions Precedent
    Section 8.1.    Conditions to the Purchaser’s Obligations. Without limiting any provision set forth herein, neither Purchaser nor Seller shall have any obligation to purchase any Receivable, or to sell any Receivable on any Transfer Date, respectively, in the event that:
    (a)    any representation and warranty in this Agreement shall not be true or any covenant in this Agreement shall not have been performed;
    (b)    the Purchaser shall not have received a duly executed and completed Asset List; or
    (c)    all of the Assigned Agreements and other Collateral required to be delivered to Purchaser or Administrative Agent pursuant to Section 2.2 hereof (if any) shall not have been delivered.
The conditions set forth in this Section 8.1 may be waived by the Seller and the Purchaser.
Article IX
Term & Purchase Termination
    Section 9.1.    Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the earlier of (a) the date specified by the Seller upon ninety (90) days’ prior written notice to the Purchaser as the termination date or (b) the repayment in full of the Obligations and the termination of the Credit Agreement as provided therein; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Seller pursuant to Article IV, (ii) the repurchase obligation of Article VI, and (iii) the indemnification and payment provisions of Article VII and the provisions of Sections 10.12 and 10.13 shall be continuing and shall survive any termination of this Agreement.
    Section 9.2.    Purchase Termination. Upon termination of this Agreement, the Seller acknowledges and agrees that no further Conveyances of Purchased Assets may be made to the Purchaser hereunder. Notwithstanding any cessation of Conveyances hereunder, Purchased

Assets transferred to the Purchaser prior to the termination of this Agreement and Collections and other proceeds in respect of such Purchased Assets whenever received, shall continue to be property of the Purchaser.
Article X
Miscellaneous Provisions
    Section 10.1.    Waivers and Amendment. No failure or delay on the part of Purchaser or any Indemnified Person in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement or any other Conveyance Document may be amended, supplemented, modified or waived except in writing signed by Seller and the Purchaser, and with the prior written consent of the Administrative Agent.
    Section 10.2.    Governing Law. This Agreement is governed by the laws of the State of New York in reliance on New York General Obligations Law Section 5-1401, without giving effect to its choice of law provisions that would result in application of the laws of a different jurisdiction. To the fullest extent permitted by law, each party hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement and the other loan documents. Each of the parties hereto waives personal service of process and irrevocably consents to service of process in the manner provided for notices in Section 10.4. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
    Section 10.3.    Consent to Jurisdiction. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against Purchaser, Seller or its respective properties in the courts of any jurisdiction. Purchaser and Seller each hereby irrevocably and unconditionally waive, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 10.3. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
    Section 10.4.    Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon confirmation of receipt by the transmitting machine and telephonic advice of the transmission, when sent by telecopy or other similar facsimile transmission, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, (d) when delivered, if hand-delivered by messenger, and (e) upon confirmation of receipt by return e-mail when sent by e-mail, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on Schedule II or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.
    Section 10.5.    Severability of Provisions. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.
    Section 10.6.    No Set-Off. No amounts payable to the Purchaser by the Seller shall be subject to set-off or deduction against any obligation of the Purchaser to the Seller, and the Seller hereby waives any such right of set-off or deduction.
    Section 10.7.    Counterparts. The parties hereto agree that this Agreement, and any other documents to be delivered in connection herewith and therewith, may be electronically signed, that any digital or electronic signatures (including Portable Document Format (PDF), facsimile or electronically imaged signatures provided by DocuSign or similar service) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement and such other documents may be made by facsimile, email or other electronic transmission. Delivery of an executed counterpart of a signature page of this Agreement in a PDF shall be effective as delivery of a manually executed original counterpart of this Agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement hereto shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
    Section 10.8.    Binding Effect; Third-Party Beneficiaries. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Purchaser or the Seller except as permitted by this Section 10.8. Simultaneously with the execution and delivery of this Agreement, the Purchaser shall assign all of its right, title and interest herein (including any right to indemnification) to the Administrative Agent as agent for the Secured Parties under the Credit Agreement as provided in the Credit Agreement, to which assignment the Seller hereby expressly consents. The Seller agrees that the Administrative Agent, as agent for the Secured Parties under the Credit Agreement, the Servicer and the Backup Servicer shall be third party beneficiaries hereof. The Administrative Agent as agent for the Secured Parties under the Credit Agreement may enforce the provisions of this Agreement, exercise the rights of the Purchaser and enforce the obligations of the Seller hereunder following an Event of Default and as provided in the Credit Agreement.
    Section 10.9.    Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.
    Section 10.10.    Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
    Section 10.11.    Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
    Section 10.12.    Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or any other Conveyance Document, or contained in certificates of officers of any Seller submitted pursuant hereto, or contained in any assignment permitted hereunder, shall remain operative and in full force and effect and shall survive conveyance of, or grant of a security interest in, the related Purchased Assets by the Purchaser to any other Person.

    Section 10.13.    Protection of Ownership Interests of Purchaser. (a) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents (including, without limitation, assignment agreements, title documents, financing statements and endorsements of instruments), and take all actions, that may be necessary, or that the Purchaser may reasonably request, to perfect, protect, defend or more fully evidence the ownership interest of the Purchaser in the Purchased Assets, or to enable the Purchaser to exercise and enforce its rights and remedies hereunder (including, without limitation, to enforce any of the Purchased Assets).
    (b)    If the Seller fails to perform any of its obligations under Section 10.13(a), the Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Purchaser’s reasonable out-of-pocket costs and expenses incurred in connection therewith shall be payable by the Seller. The Seller irrevocably authorizes the Purchaser at any time and from time to time in the sole discretion of the Purchaser, and appoints the Purchaser as its attorney-in-fact, to act on behalf of the Seller (i) to execute on behalf of the Seller and to file and record financing statements or any other filings necessary or desirable in the Purchaser’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchaser and its assigns in the Purchased Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Purchased Assets as a financing statement in such offices as the Purchaser in its sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of the Purchaser’s ownership interest in the Purchased Assets. This appointment is coupled with an interest and is irrevocable. The Seller hereby authorizes the Purchaser to file financing statements and other filing or recording documents with respect to the Purchased Assets (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Seller, in such form and in such offices as the Purchaser reasonably determines appropriate to perfect or maintain the perfection of the ownership interest of the Purchaser in the Purchased Assets. The Seller acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Purchased Assets (including any amendments thereto, or continuation or termination statements thereof), without the express prior approval by the Purchaser, consenting to the form and substance of such filing or recording document. The Seller approves, authorizes and ratifies any filings or recordings made by or on behalf of the Purchaser in connection with the perfection of the ownership interests in favor of the Purchaser in the Purchased Assets.
    Section 10.14.    Liability of the Seller. The Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by the Seller (including its indemnification obligations) and with respect to its representations and warranties in this Agreement and in any Assigned Agreement.
[Remainder of Page Intentionally Left Blank]

In Witness Whereof, the Purchaser and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
ACV Capital LLC, as Seller
By:
Name:
Title:
ACV Capital Funding II LLC, as Purchaser
By:    ACV Capital LLC, as Member
By:
Name:
Title:

[Signature Page to Purchase and Sale Agreement]

Schedule I
List of Initial Receivables

None.
Schedule I

Schedule II
Seller Names, Locations and FEIN
The location of Seller’s chief executive office, principal place of business is:
640 Ellicott Street
Buffalo, NY 14203
The FEIN of Seller is: 47-2415221

Schedule II

Schedule III
Notice Address
Seller:    ACV Capital LLC
c/o ACV Auctions Inc.
640 Ellicott Street
Buffalo, NY 14203
Attention: Michael Mohr
Telephone: (716) 704-4611
Facsimile: (716) 245-7531
E-mail: mmohr@acvauctions.com
Purchaser:    ACV Capital Funding II LLC
c/o ACV Auctions Inc.
640 Ellicott Street
Buffalo, NY 14203
Attention: Michael Mohr
Telephone: (716) 704-4611
Facsimile: (716) 245-7531
E-mail: mmohr@acvauctions.com
Administrative Agent:    Citibank, N.A.
1 Penns Way, Ops 2 Floor 2
New Castle, DE 19720
Attention: Citi Global Loans / Conduit Operations
E-mail: conduitoperations@citi.com
With a copy to:    Citibank, N.A.
388 Greenwich Street 6th Floor Trading
New York, NY 10013
Attention: Citi Global ABS Financing & Securitization
Email: CitiABSLendingNotices@citi.com
Schedule III